Pages where confidential treatment has been requested are stamped “Confidential Treatment

Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.23L

NINTEENTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

DISH NETWORK L.L.C.

THIS NINTEENTH AMENDMENT (this “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and DISH Network L.L.C., a Colorado limited liability company (“Customer”). This Amendment shall be effective as of the date last signed below (the “Effective Date”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (Document #2301656) entered into effective as of January 1, 2010 (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement, as amended hereby. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree as follows as of the Effective Date:

1.	Schedule C, Export Approved Products and Export Approved Countries, of the Agreement shall be amended to add El Salvador to the list of Foreign Countries.

2.	CSG and Customer agree that notwithstanding the provisions of Section 1 (d) of Attachment B to the Amended and Restated Third Amendment to the Agreement (which was effected by the Tenth Amendment to the Agreement (CSG document number 2307267) to the Agreement) made effective by the parties hereto on January 14, 2011, Section 1(d) shall be amended to add a new subsection (iii) as follows:

(iii)	The following CIE’s shall not be delivered at the time of migration to ACP, and CSG will use commercially reasonable efforts to deliver these projects in calendar year 2012 following completion of the ACP migration:

*.********    **    ****** ***** *********

*.********    **    ******* */* *** */*

*.********    **    *** ******/****** **** *********

10.	3. Item 10 of Schedule F (Fees) CSG Services, Section I (Processing), Subsection C (Listing of Products and Services to be provided to Customer by CSG in consideration of the Monthly Processing Fee) is hereby amended to insert the phrase “ACP Customer DDE” immediately following the phrase “work order rejects for bulk master linking” and immediately before the phrase “and emi files.”

Signature Page Follows

*** Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

DISH NETWORK L.L.C.		CSG SYSTEMS, INC.

By:	/s/ Michael K. McClaskey	By:	/s/ Michael J. Henderson
Name: Michael K. McClaskey		Name: Michael J. Henderson
Title: Senior Vice President and Chief Information Officer		Title: EVP Sales & Marketing
Date: 1-12-12		Date: 1/13/12

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